Stock-Based Compensation	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation	STOCK-BASED COMPENSATION
The following table presents total stock-based compensation cost included in income from continuing operations.

($ in millions)
For the year ended December 31:	2024	2023	2022
Cost	$223	$190	$164
SG&A expense	690	616	566
RD&E expense	398	328	258
Pre-tax stock-based compensation cost	1,311	1,133	987
Income tax benefits	(469)	(290)	(249)
Net stock-based compensation cost	$842	$843	$738
The company’s total unrecognized compensation cost related to non-vested awards at December 31, 2024 was $1.9 billion and is expected to be recognized over a weighted-average period of approximately 2.5 years.
Capitalized stock-based compensation cost was not material at December 31, 2024, 2023 and 2022.
Incentive Awards
Stock-based incentive awards are provided to employees under the terms of the company’s long-term performance plans (the Plans). The Plans are administered by the Executive Compensation and Management Resources Committee of the Board of Directors. Awards available under the Plans principally include restricted stock units, performance share units, stock options or any combination thereof.
There were 293 million shares originally authorized to be awarded under the company’s existing Plans and 66 million shares granted under previous plans that, if and when those awards were cancelled, could be reissued under the existing Plans. At December 31, 2024, 40 million unused shares were available to be granted.
Stock Awards
Stock awards for the periods presented were made in the form of Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs), or Performance Share Units (PSUs).
The following table summarizes RSU and PSU activity under the Plans during the years ended December 31, 2024, 2023 and 2022.

	RSUs		PSUs
	Weighted-Average Grant Price	Number of Units	Weighted-Average Grant Price	Number of Units (1)
Balance at January 1, 2022	$116	19,038,480	$118	3,728,857
Awards granted	112	11,447,966	110	1,237,019
Awards released	114	(7,013,530)	114	(679,601)
Awards canceled/forfeited/performance adjusted (2)	116	(2,420,002)	116	(720,197)
Balance at December 31, 2022	$115	21,052,914	$117	3,566,078
Awards granted	118	10,915,958	117	1,295,937
Awards released	114	(7,383,980)	113	(840,111)
Awards canceled/forfeited/performance adjusted (2)	115	(1,527,249)	114	(548,865)
Balance at December 31, 2023	$116	23,057,643	$118	3,473,039
Awards granted	176	8,220,339	165	1,110,929
Awards released	117	(8,532,751)	126	(963,249)
Awards canceled/forfeited/performance adjusted (2)	123	(1,681,686)	131	(319,169)
Balance at December 31, 2024	$139	21,063,545	$130	3,301,550
(1)The balances at December 31 for each period presented represent the number of shares expected to be issued based on achievement of grant date performance targets. The actual number of shares issued will depend on final performance against specified targets over the vesting period.
(2)Includes adjustments of (196,544), (404,655) and (362,247) for PSUs in 2024, 2023 and 2022, respectively, because final performance metrics were above or below specified targets.
The total fair value of RSUs and PSUs granted and vested during the years ended December 31, 2024, 2023 and 2022 were as follows:

($ in millions)
For the year ended December 31:	2024	2023	2022
RSUs
Granted	$1,449	$1,293	$1,288
Vested	994	845	801
PSUs
Granted	$183	$151	$136
Vested	121	95	77
In connection with vesting and release of RSUs and PSUs, the tax benefits realized by the company for the years ended December 31, 2024, 2023 and 2022 were $413 million, $256 million and $249 million, respectively.
Stock Options
Stock options are awards which allow the employee to purchase shares of the company’s stock at a fixed price. Stock options are granted at an exercise price equal to the company’s average high and low stock price on the date of grant. These awards generally vest in four equal increments on the first four anniversaries of the grant date and have a contractual term of 10 years. The company estimates the fair value of stock options at the date of grant using a Black-Scholes valuation model. Key inputs and assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the company’s stock, the risk-free rate and the company’s dividend yield. For the stock options granted for the years ended December 31, 2024, 2023 and 2022, the expected option term was determined from historical exercise patterns, volatility was based on an analysis of the company’s historical stock prices over the expected option term, the risk-free rate was obtained from the U.S. Treasury yield curve in effect at the time of grant and the dividend yield was based on the company’s expectation of paying dividends in the foreseeable future. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the company. Stock options are primarily granted by the company as part of its executive compensation programs.
The weighted-average fair value of stock options granted for the years ended December 31, 2024, 2023 and 2022 was $40.09, $22.75 and $14.29, respectively. The fair value was estimated based on the following weighted-average assumptions:

For the year ended December 31:	2024	2023	2022
Expected term (in years)	6.3	6.3	6.3
Expected volatility	26.2%	26.0%	25.5%
Risk-free rate	4.4%	4.2%	2.0%
Dividend yield	3.7%	5.0%	5.3%
The following table summarizes option activity under the Plans during the years ended December 31, 2024, 2023 and 2022.

	Weighted-Average Exercise Price	Number of Shares Under Option
Balance at January 1, 2022	$135	1,549,732
Options granted	125	5,044,353
Options exercised	—	—
Options forfeited/cancelled/expired	125	(319,560)
Balance at December 31, 2022	$128	6,274,525
Options granted	133	4,574,756
Options exercised	125	(408,045)
Options forfeited/cancelled/expired	129	(584,674)
Balance at December 31, 2023	$130	9,856,562
Options granted	181	3,156,770
Options exercised	133	(2,384,273)
Options forfeited/cancelled/expired	143	(623,663)
Balance at December 31, 2024	$145	10,005,396
Vested and exercisable at December 31, 2024	$128	2,029,748
The weighted-average remaining contractual term and the aggregate intrinsic value of stock options outstanding was 8.1 years and $750 million, respectively, at December 31, 2024. The weighted-average remaining contractual term and the aggregate intrinsic value of stock options vested and exercisable was 7.5 years and $186 million, respectively, at December 31, 2024.
Exercises of Stock Options
The total intrinsic value of options exercised for the years ended December 31, 2024 and 2023 was $138 million and $10 million, respectively. No stock options were exercised for the year ended December 31, 2022 because the company did not grant stock options during the year ended December 31, 2021. The total cash received from employees as a result of stock option exercises for the years ended December 31, 2024 and 2023 was approximately $317 million and $51 million, respectively, and was included within proceeds from issuance of shares within cash from financing activities in the Consolidated Statement of Cash Flows. In connection with these exercises, the tax benefits realized by the company for the year ended December 31, 2024 was $34 million. The tax benefits realized during 2023 were immaterial. The company settles employees stock option exercises primarily with newly issued common shares and, occasionally, with treasury shares. Total treasury shares held at December 31, 2024 and 2023 were 1,353 million and 1,352 million shares, respectively.
Acquisitions
In connection with various acquisition transactions, there were 0.2 million stock options outstanding at December 31, 2024, as a result of the company’s conversion of stock-based awards previously granted by acquired entities. The weighted-average exercise price of these stock options was $23 per share. No stock awards were outstanding at December 31, 2024.
IBM Employees Stock Purchase Plan
Effective April 1, 2022, the company increased the discount for eligible participants to purchase shares of IBM common stock under its Employees Stock Purchase Plan (ESPP) from 5 percent to 15 percent off the average market price on the date of purchase. Since this change, the ESPP has been considered compensatory under the accounting requirements for stock-based compensation. The ESPP enables eligible participants to purchase shares of IBM common stock through payroll deductions of up to 10 percent of eligible compensation. Eligible compensation includes any compensation received by the employee during the year. The ESPP provides for semi-annual offering periods during which shares may be purchased and continues as long as shares remain available under the ESPP, unless terminated earlier at the discretion of the Board of Directors. Individual ESPP participants are restricted from purchasing more than $25,000 of common stock in one calendar year or 1,000 shares in an offering period.
Employees purchased approximately 2.6 million, 3.1 million and 2.4 million shares under the ESPP during the years ended December 31, 2024, 2023 and 2022, respectively. For the years ended December 31, 2024, 2023 and 2022, the average market price of shares purchased was $161, $117 and $114 per share, respectively, and the total stock-based compensation cost was $75 million, $64 million and $43 million, respectively. Cash dividends declared and paid by the company on its common stock also include cash dividends on the company stock purchased through the ESPP. Dividends are paid on full and fractional shares and can be reinvested. The company stock purchased through the ESPP is considered outstanding and is included in the weighted-average outstanding shares for purposes of computing basic and diluted earnings per share.
Approximately 8.7 million shares were available for purchase under the ESPP at December 31, 2024.